                                                                    EXHIBIT 99.2

                             STOCKHOLDERS AGREEMENT
                             ----------------------

     THIS STOCKHOLDERS AGREEMENT, dated as of September 15, 1999 (this "Agreement"), is entered into among Whitewine Holding Company, a Texas corporation (the "Company"), LB I Group Inc., a Delaware corporation ("Lehman"), and Cross Timbers Trading Company, a Texas corporation ("Cross Timbers Sub", Lehman and Cross Timbers Sub are collectively referred to as "Stockholders").

                              W I T N E S S E T H:

     WHEREAS, the authorized capital stock of the Company consists of 1,000 shares of common stock, par value $.01 per share (the "Common Stock");

     WHEREAS, Lehman and Cross Timbers Sub own all the issued and outstanding Common Stock of the Company;

     WHEREAS, the Company owns all the issued and outstanding common stock of Summer Acquisition Company, a Texas corporation ("Summer");

     WHEREAS, pursuant to the Purchase and Sale Agreement between Seagull Energy E&P Inc., a Delaware corporation ("Seagull") and Cross Timbers Oil Company, a Delaware corporation ("Cross Timbers"), executed on July 30, 1999 (the "Arkoma Purchase and Sale Agreement"), Summer is purchasing 100% of the outstanding common stock of Arkoma Holding Corporation, a Delaware corporation ("Arkoma");

     WHEREAS, the Company, as purchaser, and Cross Timbers and Cross Timbers Sub, as sellers (the "Sellers"), have entered into that certain Stock Purchase Agreement dated as of September 15, 1999 (the "Stock Purchase Agreement") pursuant to which the Company purchased from the Sellers certain securities listed on schedules 1 and 2 thereto (the "Scheduled Securities");

     WHEREAS, the Company, and the Sellers have entered into that certain Call Agreement dated September 15, 1999 (the "Call Agreement"), pursuant to which the Sellers have a call option to purchase the Scheduled Securities (the "Scheduled Securities Call Option");

     WHEREAS, Cross Timbers and Lehman have entered into that certain Put and Call Agreement dated September 15, 1999 (the "Put and Call Agreement"), pursuant to which, among other things, Lehman has been granted the option to put its equity interest in the Company to Cross Timbers (the "Put Option")

     WHEREAS, the parties hereto wish to enter into certain agreements with respect to the Common Stock holdings of Lehman and Cross Timbers Sub.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
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                                                                               2

          1.   Formation and Continuation.

          (a) The Company was initially formed as a Texas corporation by the filing of an Articles of Incorporation (the "Articles"), under and pursuant to the Texas Business Corporation Act, as amended from time to time ("TBCA"). Lehman has contributed $100,000,000 and received 500 shares of Common Stock of the Company. Immediately thereafter, the Company purchased the Scheduled Securities and 4,555,756 shares of common stock of Cross Timbers ("XTO Shares") from Cross Timbers and Cross Timbers Sub. Immediately thereafter, Cross Timbers Sub contributed $100,000,000 in cash to the Company, and received 500 shares of Common Stock of the Company.

          (b) The Stockholders agree to execute, acknowledge, file, record and/or publish, as necessary, such amendments to the Articles of Incorporation and such other certificates and documents and take all other necessary action required by law to perfect and maintain the Company as a corporation under the TBCA and to qualify, continue or terminate the Company as a foreign corporation in all other jurisdictions in which the Company may elect to conduct or cease conducting business. The rights and liabilities of the Stockholders shall be as provided in the TBCA, except as otherwise expressly provided herein.

          2.   Name.

          The name of the Company is, and the business of the Company shall be conducted under the name of, "Whitewine Holding Company." The name of the Company may be changed from time to time by amendment of this Agreement and the Articles. The Company may transact business under an assumed name by filing an assumed name certificate in the manner prescribed by applicable law.

          3.   Office.

          The registered office of the Company required by the TBCA to be maintained in the State of Texas shall be the office of the initial registered agent named in the Articles, or such other place as the Stockholders may designate in the manner provided by law. The registered agent for service of process at such address shall be the initial registered agent named in the Articles, or such other person as the Stockholders may designate in the manner provided by law.

          4.   Purpose.

          The Company is formed for the sole objects and purposes of, and the nature of the business to be conducted and promoted by the Company is limited to
(i) acquiring, holding and disposing of XTO Shares and the Scheduled Securities,
(ii) contributing $100,000,000 in cash to Summer to fund a portion of the purchase price for the purchase of all of the issued and outstanding common stock of Arkoma (the "Arkoma Shares"), (iii) entering into and performing its obligations under any contracts to which it is made a party relating to acquiring, holding and disposing of XTO Shares, the Scheduled Securities and its interest in Summer and (iv) engaging in those activities that are necessary to accomplish the foregoing or are incidental thereto.

          5.   Stockholders, Shares and Contributions.

          (a) The names and business or mailing addresses of the Stockholders and their respective interests and contributions are set forth in Exhibit A hereto.

          (b) Other than to Affiliates or pursuant to the terms of that certain Put and Call Agreement dated of even date herewith between Cross Timbers and Lehman (the "Put and Call Agreement") and as provided in the second sentence of this clause (b), neither Stockholder may sell, assign, transfer, exchange, pledge or make any other disposition (collectively, a "transfer"), or enter into any commitment to make any such disposition, of its Common Stock, and any such attempted disposition, other than to Affiliates or pursuant to the Put and Call Agreement, shall be null and void. If Lehman exercises its Put Option (as defined in the Put and Call Agreement) and Cross Timbers does not pay to Lehman the Put Price (as defined in the Put and Call Agreement) pursuant to the terms of the Put and Call Agreement, Lehman may transfer its Common Stock to any Person. No Stockholder may be expelled from the Company.

          (c) Unless otherwise Approved by both Stockholders, no Stockholder shall be required or obligated to make any contribution to the Company other than as provided in this paragraph 5. The contribution commitments of the Stockholders under this Agreement are solely for the benefit of the Stockholders, as among themselves, and may not be enforced by or for the benefit of any other Person.

          (d) No interest shall accrue on any contributions to the capital of the Company. No Stockholder shall be entitled to the return of its contribution except (i) to the extent, if any, that distributions made pursuant to the express terms of this Agreement may be considered as such by law or as Approved by both the Stockholders, or (ii) upon dissolution and liquidation of the Company, and then only to the extent expressly provided for in this Agreement as permitted by Applicable Law.

          6.   Management.

          (a) Except to the extent delegated to, or properly delegated by, the Chairman or President and except as set forth in Section 6(j) below, the business and affairs of the Company shall be managed under the exclusive direction of the Board of Directors of the Company by Resolution. The Stockholders may act through authorized Directors appointed as set forth below, subject to any restrictions the Stockholders may establish. A Director shall be responsible only to the Stockholder that appointed him, and shall not be charged with any duty to the Company or the other Stockholder. The Stockholders shall not be fiduciaries with respect to each other or to the Company. In the absence of fraud, each Stockholder shall be entitled to act in its own interest in regard to the management of the Company.

          (b) Each Stockholder may appoint up to three Directors. Unless contrary notice is provided to the other Stockholder, each Director appointed by a Stockholder may act as the authorized Director of any other Director (including voting on behalf of, and as proxy for, such Directors), if any, the Stockholder has appointed. Each Director shall serve at the pleasure of the appointing Stockholder until the Director's death, resignation or replacement by the

Stockholder's appointment of a successor Director, which appointment shall be given in writing to the other Stockholder.

          (c) The following persons are hereby Approved as the initial Directors of the Stockholders, to serve in such capacity from the Effective Date until their earlier death, resignation, retirement or removal from office in accordance with this Agreement:

Directors Appointed by Cross Timbers                   Bob R. Simpson
Sub:                                                   Keith A. Hutton
                                                       Vaughn O. Vennerberg, II

Directors Appointed by Lehman:                         Gregory P. Pipkin
                                                       Hugh E. McGee, III
                                                       Lee Jacobe

          (d) Regular meetings of the Directors shall be held no less frequently than once every three months at such times and places (or by telephonic call) as may be fixed by Resolution. Any Company business may be performed at any regular meeting.

          (e) Special meetings of the Directors may be called by any Stockholder by giving written notice of the time, date, place (or telephonic call) and purpose or purposes thereof to the Directors not less than one Business Day before the date of the meeting. Only the business provided for in the notice may be conducted at the special meeting.

          (f) At all meetings of the Directors, the presence of at least one Director appointed by each Stockholder shall be necessary to constitute a quorum for the transaction of business. If a quorum shall not be present, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At any such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally convened. A Director appointed by a Stockholder may vote and take any action on behalf of, and act as the authorized Director of, any other Director appointed by the same Stockholder in the absence of such Director.

          (g) The Chairman of the Company shall, if present, preside at any meeting of the Directors. In the absence of the Chairman at any meeting of the Directors, or in the event of any vacancy in the office of Chairman, the Directors present at such meeting shall designate one of them to preside at the meeting.

          (h) At any meeting of the Directors, the Directors will bind the Stockholders to action pursuant to Resolution only if a majority of the Directors of each Stockholder voting at the meeting (whether in person or acting through another authorized Director appointed by the same Stockholder) votes in favor of such action.

          (i) Participation in a meeting of Directors by telephone using equipment by means of which all Persons participating in the meeting can hear each other shall constitute presence in person at such meeting.

          (j) The Stockholders may take any action without a meeting of the Directors, if both Stockholders shall have signed a written consent setting forth the action so taken. The Directors may take action without a meeting, by unanimous written consent of the Directors. Such written consents shall be filed with the minutes of the proceedings of the Company.

          7.   Officers

          (a) The Stockholders, at their discretion, may elect any one or more officers of the Company, which may include a Chairman, President, one or more Vice Presidents, a Chief Financial Officer, a Secretary, a Treasurer, one or more Assistant Secretaries and one or more Assistant Treasurers. One person may hold any two or more of these offices. Each officer shall hold office until his or her successor shall have been duly elected and qualified or until his or her death, resignation or removal in the manner hereinafter provided. The following persons are hereby Approved as the initial officers of the Company, to serve in such capacity from the Effective Date in accordance with this Agreement:

          Name                                     Title
          ----                                     -----
          Keith A. Hutton                          Chairman
          Vaughn O. Vennerberg, II                 President
          John M. O'Rear                           Treasurer
          Frank G. McDonald                        Secretary

          (b) Every officer shall only have such authority to act as agent of the Company, and to bind the Company, as is expressly delegated to such officer in the Resolution electing such officer.

          (c) The Stockholders may appoint such other officers and agents as they shall deem necessary, who shall hold their office for such terms, have such authority and perform such duties as the Stockholders may from time to time determine. The Stockholders may delegate to any committee or officer the power to appoint any such subordinate officer or agent. No subordinate officer appointed by any committee or superior officer as aforesaid shall be considered as an officer of the Company, the officers of the Company being limited to the officers elected or appointed by the Stockholders.

          (d) Any officer may resign at any time by giving written notice thereof to the Stockholders. Any such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any officer elected or appointed by the Stockholders or any other officer may be removed at any time with or without cause by the Stockholders. The removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights. A vacancy in any office shall be filled for the unexpired portion of the term by the Stockholders, but in the case of a vacancy occurring in an office filled by a committee or superior officer in accordance with this Agreement, such vacancy may be filled by such committee or superior officer.

          (e) The duties of the Chairman and the President are (i) to enter into, execute and deliver, in the name of, and on behalf of, the Company, any contract, agreement or other instrument deemed necessary by such officer to effect the acquisition of all the outstanding shares of capital stock of Arkoma,
(ii) to enter into, execute and deliver all other contracts, agreements or other instruments and that are authorized or approved by the Directors, and (iii) to perform such other duties and functions as the Directors may delegate to such officers from time to time.

          (f) The duties of the Treasurer are to take charge of and be responsible for all funds, securities, receipts and disbursements of the Company, and shall deposit all monies and securities of the Company in such banks and depositories as shall be designated by the Directors and shall be responsible (i) for maintaining adequate financial accounts and records in accordance with generally accepted accounting practices; (ii) for the preparation of appropriate operating budgets and financial statements; (iii) for the preparation and filing of all tax returns required by law; and (iv) for the performance of all duties incident to the office of Treasurer such other duties as from time to time may be assigned to him by the Directors.

          (g) The duties of the Secretary are to act as secretary of all meetings of the Directors and Stockholders of the Company. The Secretary shall keep and preserve the minutes of all such meetings in permanent books; see that all notices required to be given by the Company are duly given and served; have custody of all deeds, leases, contracts and other important corporate documents; have charge of the books, records and papers of the Company relating to its organization and management as a corporation; see that all reports, statements and other documents required by law (except tax returns) are properly filed; and in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Directors.

          8.   Approval Required for Certain Actions.

     The unanimous written Approval of the Stockholders is required: (a) to file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings under Section 301 of the Bankruptcy Code, 11 U.S.C. (S) 301, or any successor thereto (the "Bankruptcy Code"), or any similar statute, seeking protection of the Company or any Subsidiary as a debtor in such proceedings, or
(b) to amend, repeal or supersede any provision of this Agreement.

          9. Special Voting and Disposition Rights Related to the XTO Shares and the Scheduled Securities.

          (a) Cross Timbers Sub shall have sole power to vote (or to direct the voting of) and to dispose of (or to direct the disposition of) the XTO Shares and the Scheduled Securities owned and held by the Company.

          (b) On September 15, 2000 (i) to the extent they have not already been disposed of, the Company shall sell all of the Scheduled Securities for cash and (ii) the Company shall deliver a demand registration request to Cross Timbers with respect to the XTO Shares. As soon as practicable thereafter, the Company shall sell all remaining XTO Shares for cash.

          10. Special Rights Related to Summer, Arkoma Investment and Certain Transactions.

          (a) Notwithstanding anything to the contrary in this Agreement, each Stockholder shall have the right, without the Approval of the other Stockholder or its appointed Directors, upon written notice to the other Stockholder to:

               (i) cause the Company to take all actions necessary to elect a person or persons designated by such Stockholder as directors of Summer in such number such that its designees would constitute up to 50% of the number of directors serving on such board;

               (ii) cause the Company to take all actions necessary to cause Summer (or any subsidiary of Summer) to elect a person or persons designated by such Stockholder as directors of any or all of the subsidiaries of Summer in such number that its designees would constitute up to 50% of the number of directors serving on any such boards.

          (b) Notwithstanding anything to the contrary in this Agreement, the Company and its Stockholders shall not take any action, and shall cause Summer and its subsidiaries and their respective officers and directors not to take any action, without the Approval by Resolution of the Stockholders that would have the effect of the following:

               (i) the merger, consolidation, reorganization or sale of substantially all the assets of the Company, Summer or any of their respective subsidiaries;

               (ii) except as provided in paragraph 9, the sale or other disposition of assets, in any transaction or series of related transactions, by the Company, Summer or any of their respective subsidiaries, having a value in excess of $1 million;

               (iii) the making of any capital expenditure or drilling or workover expenses (or series of related expenditures or expenses) by the Company, Summer or any of their respective subsidiaries of $100,000 or more, except for any such expenditure set forth in any budget previously Approved by Resolution;

               (iv) the entering into of any agreement (including any amendment thereof), or execution of any instrument, or effecting of any transaction by the Company, Summer or any of their respective subsidiaries (a) with a Stockholder or an Affiliate of a Stockholder, (b) for the borrowing or lending of funds, (c) for the purpose of modifying, amending or supplementing in any material respect any existing loan or credit agreement, indenture, note, deed of trust, mortgage, security agreement or other similar document related to the borrowing of funds, or increasing any obligation of the Company or Summer in excess of $1 million under any such documents, (d) involving the sale or purchase of oil and gas under an agreement that cannot be terminated on less than one months' notice, or any gathering, processing, or transportation agreements that have a term of greater than three years, (e) involving the purchase of oil and gas properties, leases, working or other production interests reasonably estimated to exceed $1,000,000 in value, (f) involving the lease of assets or real property (other than oil and gas leases) with payments reasonably estimated to be in excess of $50,000 per month, or (g) involving future capital expenditures or drilling commitments reasonably estimated to exceed $100,000, unless such expenditure or commitment is set forth in any budget previously Approved by Resolution;

               (v) the settlement of any claim or litigation by the Company, Summer or any of their respective subsidiaries involving payments or estimated future payments in excess of $100,000;

               (vi) the taking of any action that shall constitute an Event of Bankruptcy;

               (vii) the commencement of a voluntary liquidation of the Company, Summer or any of their respective subsidiaries; or

               (viii) the issuance or repurchase of any capital stock by the
                      Company, Summer or any of their respective subsidiaries.

          11.  Commingling.

          Neither the Company's nor Summer's nor any of their respective Subsidiaries' funds nor any other assets thereof shall be commingled with those of any other person or entity, and the Company's and Summer's funds shall be clearly traceable at all times and in all transactions. The Company's and Summer's assets shall remain identifiably separate from those of all other entities such that there shall be no material difficulty in segregating and ascertaining the assets of the Company and Summer as distinct from those of its affiliates or any other person or entity. Notwithstanding the foregoing, equity or other contributions from any Stockholder of the Company may be received by the Company, deposited to the account of the Company and treated as funds of the Company.

          12.  Conduct of Business; Etc.

          The Company, Summer and their respective Subsidiaries:

          (a) shall maintain complete records and books of account which at all times shall be separate from those of any other person or entity and shall be materially correct and complete;

          (b) shall conduct their own businesses solely in their own names or through their authorized agents, and not in the name of the Stockholders, in a manner which is not likely to mislead others as to the identity of the legal entity with which such others are dealing, shall not permit any person or entity to conduct any business of such person or entity in the Company's or Summer's or their respective Subsidiaries' names, and without limiting the generality of the foregoing: (i) shall ensure that all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and applications, are and will be made solely in the name of the entity to which they relate or in the name of such entity's authorized agents, and (ii) shall not refer, and shall ensure that the Stockholders do not refer, to the Company or Summer as a division or department of any other entity (including any Affiliate thereof);

          (c) shall prepare financial statements separate from any other person or entity, which shall disclose its separate existence in accordance with generally accepted accounting principles, and shall disclose that the assets of the Company or Summer are not available to any creditor of the Stockholders;

          (d) shall pay its liabilities out of its own funds, and shall not permit the Stockholders to pay such liabilities unless such payment is subject to a right of reimbursement from the Company or Summer;

          (e) shall not hold out employees or officers of the Stockholders as employees or officers of the Company or Summer, nor permit employees or officers of the Company or Summer to be held out as employees or officers of the Stockholders; provided that such restrictions shall not preclude a particular employee or officer of any of the Stockholders from also holding a position as an employee or officer of the Company or Summer, so long as the Company and Summer takes reasonably appropriate steps to assure that unaffiliated parties dealing with such employee or officer are able to distinguish the particular entity which such person is representing at any particular time;

          (f) shall not guarantee or become obligated for the debts of the Stockholders or hold out its credit as being available to satisfy the obligations of the Stockholders;

          (g) shall not pledge its funds or assets for the benefit of the Stockholders;

          (h) shall allocate fairly and equitably any overhead for office space shared with the Stockholders;

          (i) shall use stationery, invoices, checks and other business forms identifiably separate and distinct from those of the Stockholders. Such items shall bear a mailing address and telephone number for the Company and Summer which is different from that used by the Stockholders. The Company and Summer further shall maintain, as their principal addresses and telephone numbers for receipt of notices and other communications, mailing addresses and telephone numbers separate from those of the Stockholders; and

          (j) at all times shall hold itself out to the public as an entity legally separate and distinct from the Stockholders.

          13.  Dividends and Other Distributions.

          Dividends and other distributions shall be made pro rata to the Stockholders of the Company in accordance with the number of shares of Common Stock they hold in the Company at the times and in the aggregate amounts determined by the unanimous vote of the Directors.

          14.  Governing Law.

          This Agreement shall be governed by, and construed under, the internal laws of the State of Texas, without regard to principles of conflicts of laws, with all rights and remedies being governed by said laws.

          15.  Dissolution, Liquidation and Termination.

          (a) The Company shall be dissolved upon the occurrence of any of the following:

               (i)  The Approval of both of the Stockholders; or

               (ii) In accordance with Article 6.01 et seq. of the TBCA.

          (b) If the Company is to be dissolved upon either of the events specified in Section 15(a), it shall be dissolved in accordance with the applicable provisions of the TBCA.

          16.  Indemnification.

          (a) Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason that he is or was a Stockholder, Director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, Stockholder, Director, employee or agent or in any other capacity while serving as such a director, officer, Stockholder, Director, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent legally permissible, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), or by other Applicable Law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, Stockholder, Director, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that except as provided in paragraph 16(b) with respect to proceedings seeking to enforce rights to indemnification, the Company shall indemnify any such Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Stockholders. The right to indemnification conferred in this paragraph shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); further provided, however, that, if the TBCA requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director, officer, Stockholder, Director or employee (and not in any other capacity in which service was or is rendered by such Indemnitee while a director, officer, Stockholder, Director or employee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this paragraph 16, or otherwise.

          (b) If a claim under paragraph 16(a) is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such suit. The Indemnitee shall be presumed to be entitled to indemnification under this paragraph upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the Company), and thereafter the Company shall have the burden of proof to overcome the presumption that the Indemnitee is not so entitled. Neither the failure of the Company (including its independent legal counsel or its Stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its independent legal counsel or its Stockholders) that the Indemnitee is not entitled to indemnification, shall be a defense to the suit or create a presumption that the Indemnitee is not so entitled.

          (c) The indemnification provided pursuant to this paragraph 16 shall not be deemed to be exclusive of any other rights to which the Stockholders or any Indemnitee may be entitled under any agreement, as a matter of law, in equity or otherwise, and shall inure to the benefit of the heirs, successors, assigns and administrators of the Stockholders or Indemnitee.

          (d) The Company may maintain insurance, at its expense, to protect itself and any officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the TBCA.

The Company may enter into contracts with any Indemnitee in furtherance of the provisions of this paragraph and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this paragraph.

          (e) Any person who is or was serving as a director of a wholly owned subsidiary of the Company shall be deemed, for purposes of this paragraph only, to be an officer or employee of the Company entitled to indemnification under this paragraph.

          (f) The Company may, by action of the Stockholders from time to time, grant rights to indemnification and advancement of expenses to agents of the Company with the same scope and effect as the provisions of this paragraph with respect to the indemnification and advancement of expenses of officers and employees of the Company.

          (g) No Indemnitee shall be liable to the Company for any act or omission based upon errors of judgment or other fault in connection with the business or affairs of the Company, except as provided for in the TBCA.

          (h) Any indemnification pursuant to this paragraph 16 shall be payable only from the assets of the Company.

          17.  Fiscal Year

          The fiscal year of the Company shall be a calendar year.

          18.  Miscellaneous

          (a) Any Stockholder may by written instrument (i) waive compliance by the other Stockholder with, or modify any of, the covenants or agreements made to it by any other Stockholder contained in this Agreement or (ii) waive or modify performance of any of the obligations or other acts of the other Stockholder. The delay or failure on the part of any Stockholder to insist, in any one instance or more, upon strict performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect. All rights and remedies are cumulative.

          (b) All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when sent by telecopier (on the first business day after electronic confirmation), (c) when received by the addressee, if sent by Express Mail, Federal Express, other delivery service (receipt requested) or by such other means as the Stockholders may agree from time to time or (d) five business days after being mailed in the United States, by first class postage prepaid registered or certified mail, return receipt requested; in each case to the appropriate addresses and telecopier numbers set forth in Exhibit A hereto (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the Company).

          (c) Whenever any notice is required to be given to any Stockholder under the provisions of the TBCA, the Articles or this Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a Stockholder at a meeting of the Stockholders shall constitute a waiver of notice of such meeting, except where a Stockholder attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          (d) This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

          (e) This Agreement, the Exhibits hereto, the Put and Call Agreement, the Stock Purchase Agreement, the Call Agreement and the Commitment Letters contain the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings between the Stockholders relating to the subject matters hereof and thereof. There are no additional terms, whether consistent or inconsistent, oral or written, which are intended to be part of the Stockholders' understanding which have not been incorporated into this Agreement or the Exhibits hereto.

          (f) Every provision in this Agreement is intended to be severable. If any term or provisions hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

          (g) This Agreement may be amended or restated only by a written instrument adopted, executed and agreed to by all of the Stockholders.

          19.  Definitions

          When used in this Agreement, the following terms shall have the respective meanings assigned to them in this paragraph 19 or in the paragraphs referenced below:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management of such Person, whether through ownership of voting securities, by contract or otherwise.

          "Agreement" means this Stockholders Agreement.

          "Applicable Law" means all laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any governmental entity and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other competent jurisdiction (including, without limitation, those pertaining to health, safety or the environment).

          "Approval of," "Approved by" or "Approved," when used in reference to a Stockholder, means the written consent of the Stockholder or approval of the matter in question by the authorized Directors of the Stockholder at a meeting of the Board of Directors of the Company.

          "Articles" is defined in paragraph 1.

          "Bankruptcy Code" is defined in paragraph 8.

          "Business Day" means a day other than a Saturday, Sunday or legal holiday for commercial banking institutions in New York, New York.

          "Commitment Letters" means collectively the (i) Commitment Letter dated May 17, 1999 between Lehman Brothers Inc. and Cross Timbers and (ii) Amended and Restated Equity Commitment dated September 14, 1999 between Lehman Brothers Inc. and Cross Timbers.

          "Company" has the meaning assigned to such term in paragraph 1 hereof and shall include any successor entity thereto.

          "Director" means a director appointed by, and authorized to act for, a Stockholder.

          "Effective Date" is defined in paragraph 1.

          "Event of Bankruptcy" as to the Company or a Stockholder means:

          (i) filing a voluntary petition in bankruptcy or for reorganization or for the adoption of an arrangement under Title 11 of the United States Code (or any corresponding provision or provisions of succeeding law) or an admission seeking the relief therein provided or the taking of similar action under the laws of any state or local jurisdiction;

          (ii)  making a general assignment for the benefit of its creditors;

          (iii) consenting to the appointment of a receiver for all or a substantial part of its property;

          (iv) in the case of the filing of an involuntary petition in bankruptcy, the failure to have such filing dismissed within 120 days of filing or, if earlier, an entry of an order for relief;

          (v) the entry of a court order appointing a receiver or trustee for all or a substantial part of its property without its consent; or

          (vi) the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of its property.

          "Share" means, with respect to a Stockholder, the Stockholder's entire ownership interest in the Company and any portion or constituent element thereof, including the right of such Stockholder to any and all benefits to which a Stockholder may be entitled as provided in this Agreement and in the TBCA, together with the obligations of such Stockholder to comply with all the terms and provisions of this Agreement and of the TBCA.

          "Person" means an individual, corporation, partnership, joint venture, corporation, association, joint stock company, trust, unincorporated organization, a government or any department or agency thereof, or any legal entity.

          "Put and Call Agreement" means the Put and Call Agreement dated of even date herewith between Cross Timbers and Lehman.

          "Resolution" means a resolution for any action Approved by both Stockholders, which Approval may be taken by the Director or Directors appointed by each such Stockholder, as provided in Section 6(h) of this Agreement.

          "TBCA" shall mean the Texas Business Corporation Act (Article 1.01 et seq.), as amended from time to time, or any successor statute thereto.

          IN WITNESS WHEREOF, the Stockholders have executed this Agreement effective as of the date first written above.


                                   Stockholders:

                                   LB I GROUP INC.



                                   By: /S/ STEVEN L. BERKENFELD
                                      ----------------------------
                                      Name:  Steven L. Berkenfeld
                                      Title: Senior Vice President



                                   CROSS TIMBERS TRADING COMPANY



                                   By: /S/ FRANK G. MCDONALD
                                      ----------------------
                                      Frank G. McDonald
                                      Vice President and General Counsel